CenterState

Banks of Florida, Inc.

CenterState
Banks of Florida, Inc.

NASDAQ: CSFL July 31, 2007 Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements, as defined by
Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks of
Florida, Inc. (CSFL).  These statements are provided to assist in the understanding of future financial performance.  Any such statements are based on current expectations and involve a number of risks and uncertainties.  For a discussion of factors that may cause such forward-
looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q filed with the Securities Exchange
Commission.
CSFL undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after the date of this presentation.

3 Franchise Overview

Corporate Profile
• Headquartered in Winter Haven, Florida
• Nasdaq Symbol:  CSFL
• Company formed:  June 2000
• 5 Subsidiary Banks; 36 branch banking offices – 9 Counties throughout Central Florida
192 Hillsborough 5 Valrico State Bank (1989)
104 Lake 4 CenterState Bank Mid FL (2004)
414 Polk 12 CenterState Bank of FL (2000 & 1992)
277 Pasco, Sumter, Hernando, Citrus 8 CenterState Bank West FL (1989)
$254 Osceola, Orange 7 CenterState Bank Central FL (1989)
Asset Size ($ millions) Counties of Operation No. of Offices
• Acquisitions:
CenterState Bank of FL (Dec 2002)
CenterState Bank Mid FL (Mar 2006)
Valrico State Bank (Apr 2007)
142
998
817
$ 1,241
Equity:
Deposits:
Loans:
Assets:
2
nd
Qrt 2007 Highlights ($ millions)

Citrus Springs
Hernando
Crystal River
CITRUS
Homosassa Springs
Inverness
Homosassa
Lake Panasoffkee
Wildwood
SUMTER
Coleman
Leesburg
Lady Lake
LAKE
Umatilla
Eustis
Mount Plymo
Yalaha
Bushnell
Webster
Brooksville
FLORIDA
Mascotte
Groveland
Clermont
Pine Hills
Orlando
Spring Hill
HERNANDO
Ridge Manor
Lake Louisa
Pine Castle
Hudson
San Antonio
Dade City
ORANGE
Bayonet Point
New Port Richey
Beacon Square
PASCO
Kissimmee
St. Cloud
Zephyrhills
Polk City
Campbell
Tarpon Springs
Elfers
Lutz
Land O' Lakes
Davenport
Haines City
Indian
PINELLAS
HILLSBOROUGH
Kathleen
Gibsonia
OSCEOLA
Palm Harbor
Lake Carroll
Hillsborough
Lakeland
Inwood
Lake Alfred
Temple Terrace
Clearwater
Plant City
Winter Haven
Waverly
Tampa
Highland City
Brandon
Wahneta
Largo
Pinellas Park
Gibsonton
Mulberry
Bartow
Seminole
St. Petersburg
Crooked Lake Park
Babson Park
South Pasadena
Fort Meade
POLK
Gulfport
Ruskin
Apollo Beach
Frostproof
Wimauma
Bowling Green
Florida's Tpke
Jacksonville
Tallahassee
Pensacola
Panama City
Gainesville
Ocala
Daytona
Orlando
Tampa
Clearwater
St. Petersburg
FLORIDA
Fort Pierce
West Palm Beach
Miami

CenterState
Banks of Florida, Inc.

5 Branch Footprint CSFL Branch

Experienced Management Team
Executive Management
Internal Audit / Compliance
Senior Commercial Loan Officers
54 30 President & CEO, Valrico State Bank Jerry Ball
47 27 President & CEO, CenterState Bank Mid Florida Timothy A. Pierson
38 18 President & CEO, CenterState Bank of Florida John C. Corbett
52 30 President & CEO, CenterState Bank Central Florida Thomas E. White
63 40 Senior Vice President & COO George H. Carefoot
55 24 Senior Vice President & CFO James J. Antal
59 43 Chairman, President & CEO Ernest S. Pinner
Age
Years in
Banking Title Name
50 26 Senior Lenders (20)
Title
Avg
Age
Avg Years
in Banking
46 (Avg) 22 (Avg) Auditor/Compliance/Loan Review Staff (4)
61 43 Senior Vice President & Chief Internal Auditor J. Wayne Stewart
Age
Years in
Banking Title Name

Business Strategy
• Maintain local decision making
• Emphasize relationship banking
• Develop a network of profitable banks in high-growth markets in
Central Florida
• Disciplined approach to loan and deposit growth
• Leverage our investment in our branch network
• Continue to take advantage of merger turmoil in Florida

PASCO
Land O' Lakes
Zephyrhills
Lutz
Polk City
Kathleen
Gibsonia
Lake Alfred
Auburndale
Winter Haven
Inwood
Lakeland
Winston
Hillsborough
FLORIDA
Lake Carroll
Thonotosassa
Lake Thonotosassa
Temple Terrace
Seffner
Orient Park
Mango
Brandon
Tampa
HILLSBOROUGH
Medulla
Eagle Lake
Highland City
Willow Oak
Mulberry
Bartow
Bloomingdale
Riverview
Alafia
Gibsonton
Apollo Beach
Sun City Center
Ruskin
Little Manatee
Wimauma
Fort Meade
Bowling Green
MANATEE
HARDEE
Wauchula
Ellenton

CenterState
Banks of Florida, Inc.

Acquisition of Valrico Bancorp, Inc.
Valrico Branch
TRANSACTION OVERVIEW
Close Date 4/2/2007
Deal Value $36.1 million
Consideration Mix 65% Stock
Price / Earnings (2006) 19 x
Price / Book 221%
Core Deposit Premium 18
FINANCIAL HIGHLIGHTS
Assets $161.5 million
Loans 122.1
Deposits 130.6
ROAA (2006) 1.24%
ROAE (2006) 13.26
Net Interest Margin (2Q 07) 4.88
Efficiency (2Q 07) 71.10
NPAs / Assets (6/30/07) 0.00
Reserves / Loans (6/30/07) 1.36
Loans / Deposits (6/30/07) 86.98
Tangible Equity / Assets (6/30/07) 10.35
Source:  SNL Financial, FDIC and Company reports.
Deal Value and pricing multiples at close.
Data as of 04/02/07 unless otherwise noted.

Strong Market Share
Counties of Operation
Source: SNL Financial.
Deposit data as of 6/30/06; pro forma for acquisition of Valrico Bancorp, Inc.
Market share data for Citrus, Hernando, Hillsborough, Lake, Osceola, Pasco, Polk and Sumter Counties, Florida.
Excludes Orange County in which CSFL has $33 million in deposits and 2 branches.
Osceola County - (Orlando MSA)
# 3 in market share (8.4%)
2nd fastest growing county in Florida
2006 - 2011 population growth of  38.3%
5 branches
Polk County - (Lakeland MSA)
# 5 in market share (5.5%)
2006 - 2011 population growth of  11.9%
12 branches
Sumter County - (The Villages MSA)
# 5 in market share (5.0%)
7th fastest growing county in Florida
2006 - 2011 population growth of  28.9%
2 branches
Pasco County - (Tampa MSA)
# 9 in market share (2.2%)
8th fastest growing county in Florida
2006 - 2011 population growth of  25.1%
3 branches
*  Colonial BancGroup acquisition of C & C Bancorp
announced on July 18, 2007
Deposits Market
Rank Institution ($000s) Share Branches
1 Bank of America Corp. (NC) 9,191,252 22.35% 103
2 Wachovia Corp. (NC) 8,218,794 19.99 115
3 SunTrust Banks Inc. (GA) 7,597,060 18.48 131
4 Regions Financial Corp. (AL) 2,516,248 6.12 84
5 Colonial BancGroup Inc. (AL) 2,261,722 5.50 41
6 CenterState Banks of Florida (FL) 957,218 2.33 33
7 Fifth Third Bancorp (OH) 842,457 2.05 21
8 BB&T Corp. (NC) 735,384 1.79 20
9 Citrus & Chemical Bancorp. (FL)* 731,620 1.78 10
10 South Financial Group Inc. (SC) 715,293 1.74 17

Market Demographics
•
4 of our 9 counties rank in the top 10
fastest growing counties in Florida
CSFL Counties
2006 - 2011 Projected Population Growth (%)
CenterState Banks of Florida, Inc. 21.5%
Bank of Florida Corporation 18.7
Seacoast Banking Corporation of Florida 13.8
TIB Financial Corp. 10.2
BankUnited Financial Corporation 9.7
BankAtlantic Bancorp, Inc. 9.4
Capital City Bank Group, Inc. 8.3
Florida 12.9%
Southeast 9.0
United States 6.7
2006 - 2011
Population Growth (%)
Osceola 38.3%
Lake 29.6
Sumter 28.9
Pasco 25.1
Hernando 18.9
Orange 15.8
Citrus 14.2
Hillsborough 13.8
Polk 11.9
Source: SNL Financial.
CSFL pro forma for acquisition of Valrico Bancorp, Inc.
Population deposit weighted by county as of 6/30/06.
Southeast includes AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV.

Market Demographics
Escambia
Santa Rosa
Okaloosa
Walton
Holmes
Washington
Bay
Calhoun
Gulf
Liberty
Jackson
Gadsden
Franklin
Wakulla
Leon
Jefferson
Taylor
Madison
Dixie
Lafayette
Suwannee
Hamilton
Columbia
Gilchrist
Levy
Citrus
Marion
Alachua
Union
Baker
Bradford
Clay
Duval
Nassau
St. Johns
Putnam
Flagler
Volusia
Lake
Seminole
Orange
Sumter
Hernando
Pasco
Pinellas Hillsborough
Manatee
Sarasota
Charlotte
Lee
Collier
Monroe
Dade
Broward
Palm Beach Hendry
Glades
Martin
St. Lucie
Okeechobee
Highlands
De Soto
Hardee
Polk
Osceola
Indian River
Brevard
Miles
0 30 60
Indicates counties in which CSFL currently has branches
High Growth County (Based on Projected Economic Indicator Change ’05-’10)
Medium Growth County
Low Growth County

12 Operating Results

Solid Operating Results
Quarterly Financial Performance & Condition
($ in thousands, except per share data)
8.70 9.56 9.38 9.14 8.80 Tangible Book Value per Share
%
%
$11.44 $10.71 $10.54 $10.32 $10.00 Book Value per Share
9.88 11.2 11.2 11.2 11.3 Tier 1 Capital / Avg Assets
11.5 11.0 10.9 11.2 10.8 Equity / Assets
82.8% 76.9% 73.7% 75.4% 72.7 Loans / Deposits
142,247 119,716 117,332 114,812 111,072 Equity
1,063,118 953,174 945,598 895,454 903,626 Deposits & Repos
998,382 889,638 892,806 845,849 855,031 Deposits
826,215 684,141 657,963 637,684 621,638 Loans
$1,240,984 $1,086,818 $1,077,102 $1,024,690 $1,028,630 Assets
Balance Sheet Data:
0.18 0.16 0.19 0.20 0.19 Diluted Earnings per Share
$2,280 $1,808 $2,191 $2,251 $2,207 Net Income
71 72 70 67 66 Efficiency
6.41 6.17 7.46 7.87 7.99 ROAE
0.74 0.69 0.84 0.87 0.89 ROAA
4.13% 4.09% 4.09% 4.12% 4.29 Net Interest Margin
$11,244 $9,598 $9,622 $9,636 $9,581 Net Interest Income
Q2 ’07 Q1 ‘07 Q4 ‘06 Q3 ‘06 Q2 ‘06 Operating Results:

2002 – 2006 CAGR: 18.5%

CenterState
Banks of Florida, Inc.

100
250
400
550
700
850
2002 2003 2004 2005 2006 6/30/07
Loan Portfolio
•
83% of our portfolio is secured by real estate
•
Our top ten relationships account for about 6% of loans
•
41% variable rate versus 59% fixed rate
•
C, D, and Land loans represent 13% of total portfolio
($ Millions)
Consumer & Other
Commercial
Construction, Development,
& Land
Commercial Real Estate
Residential Real Estate
334
414
441
517
658
826
79
109
379
198
61

Credit Quality
Net Charge – Offs / Avg Loans (%) &
Reserves / Loans (%)
NPAs / Assets (%)
Nonperforming assets include assets 90 days or more past due.
0.30
0.27
0.17
0.18
0.06
0.17
0.00
0.15
0.30
0.45
2002 2003 2004 2005 2006 6/30/07
0.13
0.12
0.07
0.05
0.08
0.01
1.17
1.29
1.15
1.22
1.12
1.26
0.00
0.35
0.70
1.05
1.40
2002 2003 2004 2005 2006 6/30/07
NCOs / Avg Loans Reserves / Loans

2002 – 2006 CAGR: 19.3%

CenterState
Banks of Florida, Inc.

Deposit Composition
•
Approximately 19% of our deposits are non-interest bearing
checking accounts
•
2002 – 2006 CAGR for non-interest bearing demand of 29%
•
Q1 ’07 cost of funds of 2.95% vs. 3.53% for peers
•
Q2 ’07 cost of funds is 3.09%
($ Millions)
50
250
450
650
850
1050
2002 2003 2004 2005 2006 6/30/07
441
538
660
717
893
998
499
179
130
190
CDs
Money market & savings accounts
Demand - interest bearing
Non-interest bearing deposits

Low Cost Funding
Fed Funds Rate (%)
Cost of Funds (%)
2.88
2.77
2.78
2.59
2.16
1.23 1.17
1.26
1.26
1.28
1.39
1.56
1.67
1.84
3.09
2.95
2.89
2.72
2.35
1.25
1.19
1.30 1.32 1.37
1.51
1.70
1.85
2.03
0.50
1.25
2.00
2.75
3.50
Q1 '04 Q4 '04 Q3 '05 Q2 '06 Q1 '07
Cost of Deposits Cost of Funds
1.00
1.25
1.75
2.25
2.75
3.25
3.75
4.25
4.75
5.25
5.25 5.25
5.25
5.25
0.00
1.35
2.70
4.05
5.40
Q1 '04 Q3 '04 Q1 '05 Q3 '05 Q1 '06 Q3 '06 Q1 '07

Prime Rates
CSFL NIM Rates

CenterState
Banks of Florida, Inc.

3.00
4.00
5.00
6.00
7.00
8.00
9.00
10.00
3.00
3.20
3.40
3.60
3.80
4.00
4.20
4.40
4.60
4.80
5.00
Prime CSFL NIM
NIM - Time Interval
Net Interest Margin vs. Prime
2000 2001 2002 2003 2004 2005 2006 2007
Prime - Time Interval

Liquidity
Loans / Deposits (%)
76
90
77
99
67
96
72
99
74
100
83
106
55
65
75
85
95
105
115
2002 2003 2004 2005 2006 6/30/07
CSFL Peers
Peer group includes BOFL, BBX, BKUNA, CCBG, SBCF, and TIBB.
Peer data for the most recent quarter available: March 31, 2007.

Improving Efficiencies
Efficiency Ratio (%) Deposits per Branch ($ Millions)
* Freedom branches; 2 of the freedom branches were closed in 2006.
75
76 76
67
68
72
60
65
70
75
80
2002 2003 2004 2005 2006 6/30/07
Branches
Opened:
3 4* 2 1 3 2
21.0
21.5
26.4
27.6
29.8
27.7
0.0
8.5
17.0
25.5
34.0
2002 2003 2004 2005 2006 June '07

Branches
36 Total Branch Locations $27,732
Avg Deposits @
Location June
2007
$5,173 Less than 3 year 7
$27,631 3 thru 5 years 6
$34,285 5 yrs and older 23
Avg Deposits
at Location
June 2007 No. of Years Open
No. of
Branch
Locations

Financial Performance
Net Income ($ Millions) Earnings Per Share ($)
0.00
2.00
4.00
6.00
8.00
10.00
2002 2003 2004 2005 2006 YTD '06 YTD '07
2.37
2.63
4.37
6.33
8.46
4.02 4.09
0.00
0.21
0.42
0.63
0.84
2002 2003 2004 2005 2006 YTD '06 YTD '07
0.41
0.39
0.57
0.66
0.75
0.36 0.34
2002 – 2006 CAGR of 37.5% 2002 – 2006 CAGR of 16.3%

23 Investment Highlights

Investment Highlights
Market Capitalization (6/30/07): $225 million
Institutional Ownership: 21%
Insider Ownership: 21
# of Registered Shareholders: 1,023*
Free Float Shares: Approximately 9.8 million shares
Price Performance
*As reported by Transfer Agent.
3 and 5 year price performance as of June 30, 2007.
S&P 500 Nasdaq Bank
Time Horizon CSFL Index Index
YTD 7/10/07 (12.5) % 6.5% (9.4) %
3-Year 50.8 31.8 8.3
5-Year 87.9 51.9 31.0

***Nothing special – just a candid straight-forward culture, realistic about our business***

CenterState
Banks of Florida, Inc.

25 Building Shareholder Value • Dedicated employees • Sustainable earnings growth • Credit Quality • Growth Markets • Vision • Focus

26 NASDAQ: CSFL July 31, 2007